                                                                   EXHIBIT 10.45

                                         [IBM
                                              IBM Credit Corporation
                                              P.O. Box 105061
                                              Atlanta, GA 30348-9990]


                                                                   March 8, 1999



Pulsar Data Systems, Inc.
4390 Parliament Place, Suite R
Lanham, MD 20706

Attention: Mr. William W. Davis, Sr., President/CEO

Dear Mr. Davis:

     The purpose of this letter ("Letter") is to memorialize the agreement reached during the March 2, 1999 telephone conference between representatives of Pulsar Data Systems, Inc. ("Pulsar") and IBM Credit Corporation ("IBM Credit").

     Pulsar is, as described in subparagraph (c) below, in default (1) under the Inventory and Working Capital Financing Agreement between Pulsar and IBM Credit dated October 30, 1997, as amended from time to time (the "Financing Agreement"), (2) under the conditions to forbearance set forth in the Forbearance Agreement between Pulsar and IBM Credit darted as of August 31, 1998 as amended from time to time (the "Forbearance Agreement").

     Pulsar has indicated that it has significant immediate cash requirements and that the expected cash infusion resulting from the pending initial public offering ("IPO") will not occur in a timely enough fashion to meet those requirements.

     At Pulsar's request, IBM Credit has agreed to make certain financial accommodations based upon the terms and conditions contained herein.

     IBM Credit and Pulsar agree that:

(a) Pulsar acknowledges that Pulsar failed to perform certain of its agreements required to be performed by January 18, 1999 under a letter agreement ("Letter Agreement") dated December 16, 1998 among IBM Credit, Pulsar and William W. Davis, Sr. and Lillian Davis as guarantor of Pulsar's obligations to IBM Credit.

(b) IBM Credit's agreement under subparagraph (f) of the Letter Agreement to defer the requirement to further reduce the collateral value of the Nonstandard Collateral (as defined in the Letter Agreement) monthly, therefore, terminated on January 18, 1999.

Pulsar Data Systems, Inc.              -2-                     March 8, 1999

(c) Pulsar acknowledges that as a result of the foregoing Pulsar is under collateralized by approximately $278,000 pursuant to the agreements between IBM Credit and Pulsar, and such undercollateralization constitutes a default under the Financing Agreement and the Forbearance Agreement.

(d) IBM Credit will allow Pulsar to include, as Eligible Accounts at a value of 85% of the amount of the invoice, all invoices identified on the attached Pulsar report titled "PULSAR OVER 120 REPORT AS OF 2/24/98 COLLECTIBLE VERSUS [SIC] NON-COLLECTIBLE" (the "120 Report") which Pulsar provided to IBM Credit on February 26, 1999 provided, that (i) Pulsar hereby
                                     --------  ----
     represents and warrants that the date above is a typographical error and that the date of the 120 Report should read 2/24/99, and (ii) any such invoices which IBM Credit deems to be not Eligible Accounts as a result of its verification with the respective Accounts debtors will be, upon notification by IBM credit to Pulsar, immediately reclassified as ineligible accounts for purposes of determining the Borrowing Base.

(e) IBM Credit will allow Pulsar to include the value of the Merrill Lynch accounts assigned to IBM Credit (the "Merrill Nonstandard Collateral") as a component of the total value of the Nonstandard Collateral (as defined in the Letter Agreement). Effective with this Letter, the value of the Merrill Nonstandard Collateral will be $597,000.00 which, when added to the collateral value allowed by IBM Credit for the personal residence with respect to which IBM Credit has been granted an interest (the "Real Estate Nonstandard Collateral"), will immediately increase the total value of the Nonstandard Collateral to $1,397,000.000 and as such amount may be adjusted according to subparagraph (i) below. The Merrill Nonstandard Collateral will be adjusted each calendar month to equal the market value of the Merrill Nonstandard Collateral as of the last day of the previous calendar month, as reported by Merrill Lynch to Pulsar. Pulsar will provide such Merrill Lynch report to IBM Credit by no later than the seventh Business Day of each calendar month. If a Shortfall Amount results from such adjustment, Pulsar shall immediately pay such Shortfall Amount to IBM Credit.

(f) IBM Credit will temporarily increase Pulsar's credit line under the Financing Agreement to $9,000,000.00 from $8,000,000.00 (such increase, the "Temporary Increase") as of March 2, 1999 provided, that, such Temporary
                                               --------  ----
     Increase will expire on April 30, 1999, and on April 30, 1999 such credit line will return to $8,000,000.00.

(g) IBM Credit will defer the requirement to reduce the collateral value of the Nonstandard Collateral by $100,000.00 per month until the earlier of (i) the occurrence of any failure by Pulsar to perform any of its agreements under this Letter, (ii) the occurrence of a further default under the Financing Agreement or the Forbearance Agreement (iii) the occurrence of any failure by Pulsar to perform any of its agreements under the Letter Agreement (other than those failures described in IBM Credit's letter to Pulsar dated February 2, 1999), (iv) the date any cash equity infusion is realized by Pulsar as a result of an initial public offering, and (v) June 1, 1999.

Pulsar Data Systems, Inc.              -3-                     March 8, 1999

(h) IBM Credit will defer until June 1, 1999 the payments required on March 1, 1999, April 1, 1999 and May 1, 1999 under the Promissory Note dated October 30, 1998 made by Pulsar in favor of IBM Credit and IBM Credit agrees to reverse such March 1, 1999 payment already made by Pulsar and credit Pulsar's outstanding balance under the Financing Agreement by such amount.

(i) William W. Davis will obtain an independent appraisal, satisfactory to IBM Credit, of the value (the "Appraised Value") of the personal residence with respect to which IBM Credit has been granted an interest and, upon IBM Credit's receipt and review of such appraisal, (i) IBM Credit will adjust the Real Estate Nonstandard Collateral to the lesser of (a) the Appraised Value less any prior liens on such personal residence and (b) $1,100,000.00 and (ii) the total value of the Nonstandard Collateral will be adjusted accordingly.

(j) IBM Credit does not waive any default, but agrees to forebear from exercising remedies available to it in connection with the default referred to in subparagraph (c) above and to make the accommodations set forth herein until the earlier of (i) the occurrence of any failure by Pulsar to perform any of its agreements under this Letter, (ii) the occurrence of a further default under the Financing Agreement or the Forbearance Agreement
     (iii) the occurrence of any failure by Pulsar to perform any of its agreements under the Letter Agreement (other than those failures described in IBM Credit's letter to Pulsar dated February 2, 1999 and for which action has already been taken by IBM Credit), (iv) the date any cash infusion is realized by Pulsar as a result of an IPO and (v) June 1, 1999. Pulsar, William W. Davis, Sr. and Lillian Davis each severally waives the benefit of any statute of limitations that might otherwise bar the recovery of any amount due IBM Credit from any one of them in connection with this subparagraph (j).

     Nothing in this Letter or any of the other negotiations or actions undertaken pursuant to this Letter, shall constitute a waiver or modification of any of IBM Credit's rights and remedies against Pulsar or William W. Davis, Sr., and Lillian Davis agree that the terms of the Financing Agreement, the Forbearance Agreement, the Letter Agreement, the letter agreement dated February 2, 1999 among IBM Credit, Pulsar, William W. Davis, Sr. and Lillian Davis, and any guaranty in connection therewith continue in full force and effect and will be strictly adhered to on and after the date hereof except as expressly set forth in this Letter. William W. Davis and Lillian Davis restate and reaffirm the validity and legality of each Guaranty. Each party to this letter agreement agrees and acknowledges that such party is entering into this Letter agreement freely and voluntarily with the advice of legal counsel of such party's own choosing.

Pulsar Data Systems, Inc.              -4-                     March 8, 1999

     Capitalized terms used herein but not defined herein will have the meanings set forth in the Financing Agreement.

                                    Sincerely,

                                    /s/ R. M. Faile

                                    R. M. Faile
                                    Account Executive

ACKNOWLEDGED and AGREED to:

By:
      -----------------------------------------------------------
Name: William W. Davis, Sr. as Guarantor and as President and CEO
      of Pulsar Data Systems, Inc.

Date:
     ____________________________________



By:
      -----------------------------------------------------------
Name: Lillian Davis, as Guarantor of Pulsar Data Systems, Inc.

Date:
     ____________________________________

PULSAR OVER 120 REPORT
AS OF 2/24/98
COLLECTIBLE VERSUS [SIC]
NON-COLLECTIBLE

-----------------------------------------------------------------------------------------------------------------------
       CUSTOMER          CUSTOMER    INVOICE    INVOICE     INVOICE     EXPECTED           CUSTOMER CONTACT NAME
         NAME             NUMBER     NUMBER      DATE       AMOUNT      PAY DATE             AND PHONE NUMBER
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF DC         72UDC008    11036628  22-Sep-98  $    185.77   15-Mar-99         Robin King 202-274-5613
-----------------------------------------------------------------------------------------------------------------------
US BANKRUPTCY COURT      57USBC12    11038780  24-Sep-98  $  4,576.56   05-Mar-99          Ida Reza 213-894-3231
-----------------------------------------------------------------------------------------------------------------------
AZIMUTH, INC.            67AZ1201    11037409  15-Oct-98  $  4.912.74   MID 3/99         Tina Conoway 304-292-3700
-----------------------------------------------------------------------------------------------------------------------
BOEING INFOR.SYSTEMS     53BOEING      ALL     ALL DATES  $ 28,198.90   05-Mar-99        Robin Cross 703-821-6344
                                    INVOICES
-----------------------------------------------------------------------------------------------------------------------
US POSTAL SERVICE        46USPS68     1103684  22-Oct-98  $ 39,840.00  -  4-Mar-99      Beth Nicholas 919-501-9072
                                                          -----------
-----------------------------------------------------------------------------------------------------------------------
HOUSTON ASYLUM           46HA0267    11037739  27-Oct-98  $ 58,434.00   05-Mar-99        Rebecca Ross 281-774-4827
 OFFICE                                                   -----------
-----------------------------------------------------------------------------------------------------------------------
GSA                      46GSA890    11036829  21-Sep-98  $  8,218.02   01-Mar-99       Debra Samprey 817-978-7524
-----------------------------------------------------------------------------------------------------------------------
FDIC                     46FDIC00    11037676  23-Oct-98  $109,465.86   26-Feb-99         Tom Harris 202-942-3112
                                                          -----------
-----------------------------------------------------------------------------------------------------------------------
DEPT OF EDUCATION        46DOE202    11038922  29-Sep-98    22,570.08   05-Mar-99       Mike Holloway 202-401-2700
-----------------------------------------------------------------------------------------------------------------------
DEPT. OF EDUCATION       46DOE202    11037523  20-Oct-98  $    313.32   05-Mar-99       Mike Holloway 202-401-2700
-----------------------------------------------------------------------------------------------------------------------
DFAS DAYTON, OH          46DFA8472   11037474  19-ct-98   $  4,849.00   25-Feb-98    Anyone 781-377-8045 Paid 2/24/99
-----------------------------------------------------------------------------------------------------------------------
GSA                      46BPA001   110366628  21-Sep-98  $  7,190.94   26-Feb-99      Shelly Martinez 817-978-0107
-----------------------------------------------------------------------------------------------------------------------
GSA                      46BPA001   110366627  21-Sep-98  $ 18,298.07   26-fEB-99      Shelly Martinez 817-978-0107
-----------------------------------------------------------------------------------------------------------------------
NAT'L INST. OF HEALTH    4ONIH336    11037184  07-Oct-98  $    224.88   15-Mar-99         Ms. Rogers 256-885-5893
-----------------------------------------------------------------------------------------------------------------------
NAT'L INST. OF HEALTH    40NIH336    11037488  16-Oct-98  $ 14,973.12   15-Mar-99        Laura Dance 202-762-1072
-----------------------------------------------------------------------------------------------------------------------
NAT'L INST. Of HEALTH    40NIH336    11037614  10-Oct-98  $  1,899.61   15-Mar-99        Laura Dance 202-762-1072
-----------------------------------------------------------------------------------------------------------------------
NAT'L INST. OF HEALTH    40NIH336   110375366  10-Oct-98  $  3,307.36   15-Mar-99        Laura Dance 202-782-1072
-----------------------------------------------------------------------------------------------------------------------
NAT'L INST. OF HEALTH    40NIH336    11037588  21-Oct-98  $ 2,888.566   15-Mar-99           Anyone 301-496-6088
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NAT'L INST. OF HEALTH    40NIH3366   11037591  21-Oct-98  $  1,300.00  15-Masr-99   Rita Willett 214-742-8387 ext. 7002
-----------------------------------------------------------------------------------------------------------------------
NAT'L INST. OF HEALTH    40NIH336    11037584  21-Oct-98  $    247.76   15-Mar-99        Laura Dance 202-782-1072
-----------------------------------------------------------------------------------------------------------------------
US CORP. OF ENGINEER     11DOA179   110345504  16-Jun-98  $  2,208.00   22-Mar-99    Col. Judith Rozette 253-968-5929
-----------------------------------------------------------------------------------------------------------------------
US CORP. OF ENGINEER     11DOA173    11037046  30-Sep-98  $ 53,936.30   22-Mar-98    Col. Judith Rozette 253-968-5929
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11033830  13-May-98  $    300.00    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNT SCHOOLS          72000120   11034973  08-Jul-98  $  1,564.61    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11035162  15-Jul-98  $    760.00    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11035517  31-Jul-98  $  6,341.36    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11035776  17-Aug-98  $    164.00    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11036085  31-Aug-98  $    249.00    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11038086  31-Aug-98  $    298.00    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11036252  08-Sep-98  $    466.69    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11036636  22-Sep-98  $    602.22    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11036736  23-Sep-98  $    526.65    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11036939  30-Sep-98  $  2,021.42    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11037014  30-Sep-98  $    729.79    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11037629  30-Sep-98  $    280.61    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11037454  16-Oct-98  $    448.20    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
PG COUNTY SCHOOLS         72000120   11037526  20-Oct-98  $    124.66    MD 3/99          Cathy Bond 301-952-6167
-----------------------------------------------------------------------------------------------------------------------
VA MEDICAL                46220025   11037531  20-Oct-98  $  8,669.52   22-Mar-99           Denise 926-372-2272
-----------------------------------------------------------------------------------------------------------------------
FEDERAL BUREAU OF         46000700   11035008  09-Jul-98  $     27.00   05-Mar-99        Robin Joyner 202-307-1287
 PRISONS
-----------------------------------------------------------------------------------------------------------------------
STATE DEPT.              466000510   11037422  15-Oct-98  $    158.00   18-Mar-99       Evette Norman 703-875-6494
-----------------------------------------------------------------------------------------------------------------------
EEOC                      46000510   11037839  22-Oct-98  $  1,305.00   19-Mar-99        Angela Lewis 202-663-4242
-----------------------------------------------------------------------------------------------------------------------
INS                       46000175   11034617  22-Jun-99  $  8,865.75   15-Mar-99        Sandra Smith 202-616-7859
-----------------------------------------------------------------------------------------------------------------------
INS                       46000175   11034986  08-Jul-98  $  7,795.00   15-Mar-99        Sandra Smith 202-616-7659
-----------------------------------------------------------------------------------------------------------------------
INS                       46000175   11037860  22-Oct-98  $ 12,313.00   15-Mar-99        Sandra Smith 202-616-7659
-----------------------------------------------------------------------------------------------------------------------
INS                       46000175   11037701  23-Oct-98  $ 38,847.00   15-Mar-99        Sandra Smith 202-616-7659
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL    $476,198.07
-----------------------------------------------------------------------------------------------------------------------